                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                               545,666.16
     Available Funds:
        Contract Payments due and received in this period                                                           3,770,289.91
        Contract Payments due in prior period(s) and received in this period                                          436,230.68
        Contract Payments received in this period for next period                                                     171,160.54
        Sales, Use and Property Tax payments received                                                                 173,665.00
        Prepayment Amounts related to early termination in this period                                                439,497.55
        Servicer Advance                                                                                              485,508.43
        Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
        Transfer from Reserve Account                                                                                   9,704.62
        Interest earned on Collection Account                                                                          13,888.31
        Interest earned on Affiliated Account                                                                           9,420.76
        Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                                                          0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                5,631.76
        Amounts paid under insurance policies                                                                               0.00
        Maintenance, Late Charges and any other amounts                                                                     0.00

                                                                                                                   -------------
     Total Available Funds                                                                                          6,060,663.72
     Less: Amounts to be Retained in Collection Account                                                               562,540.71
                                                                                                                   -------------
     AMOUNT TO BE DISTRIBUTED                                                                                       5,498,123.01
                                                                                                                   =============




     DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                                               0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 436,230.68
        3. To Noteholders (For Servicer Report immediately following the Final
              Additional Closing Date)
                a) Class A1 Principal and Interest                                                                          0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                              3,994,680.54
                a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                         182,832.00
                b) Class B Principal and Interest                                                                      96,115.70
                c) Class C Principal and  Interest                                                                    109,355.92
                d) Class D Principal and Interest                                                                     112,193.72
                e) Class E Principal and Interest                                                                     117,841.48

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         33,832.52
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       152,722.74
                c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              9,704.62
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 196,974.07
        7. To Servicer, Servicing Fee and other Servicing Compensations                                                55,639.02
                                                                                                                   -------------
     TOTAL FUNDS DISTRIBUTED                                                                                        5,498,123.01
                                                                                                                   =============

                                                                                                                   -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds                 562,540.71
        (if any)}                                                                                                  =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,182,541.24
            - Add Investment Earnings                                                                                   9,704.62
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
            - Less Distribution to Certificate Account                                                                  9,704.62
                                                                                                                   -------------
End of period balance                                                                                              $2,182,541.24
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,182,541.24
                                                                                                                   =============

                          DVI BUSINESS TRUST 1998-2
                               SERVICER REPORT
                     FOR THE PAYMENT DATE MARCH 13, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                         103,589,413.95
                          Pool B                                                          26,234,602.58
                                                                                         ---------------
                                                                                                                 129,824,016.53

Class A Overdue Interest, if any                                                                   0.00
Class A Monthly Interest - Pool A                                                            489,909.53
Class A Monthly Interest - Pool B                                                            124,072.35

Class A Overdue Principal, if any                                                                  0.00
Class A Monthly Principal - Pool A                                                         2,125,613.03
Class A Monthly Principal - Pool B                                                         1,437,917.63
                                                                                         ---------------
                                                                                                                   3,563,530.66
Ending Principal Balance of the Class A Notes
                          Pool A                                                         101,463,800.92
                          Pool B                                                          24,796,684.95
                                                                                         ---------------
                                                                                                                 ---------------
                                                                                                                 126,260,485.87
                                                                                                                 ===============



-----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                               Ending Principal
Original Face $190,972,000                      Original Face $190,972,000                              Balance Factor
     $ 3.215036                                         $ 18.659964                                        66.114659%
-----------------------------------------------------------------------------------------------------------------------------------



IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                                 0.00
                          Class A2                                                        91,734,016.53
                          Class A3                                                        38,090,000.00
                                                                                          --------------
                                                                                                                 129,824,016.53
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                        0.00
                          Class A2                                                           431,149.88
                          Class A3                                                           182,832.00

Class A Monthly Principal
                          Class A1                                                                 0.00
                          Class A2                                                         3,563,530.66
                          Class A3                                                                 0.00
                                                                                          --------------
                                                                                                                   3,563,530.66
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                                 0.00
                          Class A2                                                        88,170,485.87
                          Class A3                                                        38,090,000.00
                                                                                          --------------
                                                                                                                 ---------------
                                                                                                                 126,260,485.87
                                                                                                                 ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000

V. CLASS B NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class B Notes
                                         Pool A                                      2,367,703.08
                                         Pool B                                        599,628.71
                                                                                     ------------
                                                                                                        2,967,331.79

          Class B Overdue Interest, if any                                                   0.00
          Class B Monthly Interest - Pool A                                             11,700.40
          Class B Monthly Interest - Pool B                                              2,963.17
          Class B Overdue Principal, if any                                                  0.00
          Class B Monthly Principal - Pool A                                            48,585.44
          Class B Monthly Principal - Pool B                                            32,866.69
                                                                                     ------------
                                                                                                           81,452.13
          Ending Principal Balance of the Class B Notes
                                         Pool A                                      2,319,117.64
                                         Pool B                                        566,762.02
                                                                                     ------------
                                                                                                        ------------
                                                                                                        2,885,879.66
                                                                                                        ============


----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                               Ending Principal
Original Face $4,365,000                        Original Face $4,365,000                                Balance Factor
     $ 3.359352                                        $ 18.660282                                          66.114082%
----------------------------------------------------------------------------------------------------------------------------------




VI.  CLASS C NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class C Notes
                                         Pool A                                      2,663,910.03
                                         Pool B                                        674,668.25
                                                                                     ------------
                                                                                                        3,338,578.28

          Class C Overdue Interest, if any                                                   0.00
          Class C Monthly Interest - Pool A                                             14,140.92
          Class C Monthly Interest - Pool B                                              3,581.36
          Class C Overdue Principal, if any                                                  0.00
          Class C Monthly Principal - Pool A                                            54,658.62
          Class C Monthly Principal - Pool B                                            36,975.02
                                                                                     ------------
                                                                                                           91,633.64
          Ending Principal Balance of the Class C Notes
                                         Pool A                                      2,609,251.41
                                         Pool B                                        637,693.23
                                                                                     ------------
                                                                                                        ------------
                                                                                                        3,246,944.64
                                                                                                        ============


----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                              Ending Principal
Original Face $4,910,955                        Original Face $4,910,955                               Balance Factor
     $ 3.608724                                       $ 18.659027                                         66.116359%
----------------------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class D Notes
                                         Pool A                                                 2,663,910.03
                                         Pool B                                                   674,668.25
                                                                                                ------------
                                                                                                                   3,338,578.28

          Class D Overdue Interest, if any                                                              0.00
          Class D Monthly Interest - Pool A                                                        16,405.25
          Class D Monthly Interest - Pool B                                                         4,154.83
          Class D Overdue Principal, if any                                                             0.00
          Class D Monthly Principal - Pool A                                                       54,658.62
          Class D Monthly Principal - Pool B                                                       36,975.02
                                                                                                ------------
                                                                                                                      91,633.64
          Ending Principal Balance of the Class D Notes
                                         Pool A                                                 2,609,251.41
                                         Pool B                                                   637,693.23
                                                                                                ------------
                                                                                                                   ------------
                                                                                                                   3,246,944.64
                                                                                                                   ============




          -------------------------------------------------------------------------------------------------------------------
          Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
          Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                  $ 4.186575                               $ 18.659027                                 66.116359%
          -------------------------------------------------------------------------------------------------------------------




VIII.  CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class E Notes
                                         Pool A                                                 2,663,910.03
                                         Pool B                                                   674,668.25
                                                                                                ------------
                                                                                                                   3,338,578.28

          Class E Overdue Interest, if any                                                              0.00
          Class E Monthly Interest - Pool A                                                        20,911.69
          Class E Monthly Interest - Pool B                                                         5,296.15
          Class E Overdue Principal, if any                                                             0.00
          Class E Monthly Principal - Pool A                                                       54,658.62
          Class E Monthly Principal - Pool B                                                       36,975.02
                                                                                                ------------
                                                                                                                      91,633.64
          Ending Principal Balance of the Class E Notes
                                         Pool A                                                 2,609,251.41
                                         Pool B                                                   637,693.23
                                                                                                ------------
                                                                                                                   ------------
                                                                                                                   3,246,944.64
                                                                                                                   ============



          -------------------------------------------------------------------------------------------------------------------
          Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
          Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                 $ 5.336608                               $ 18.659027                                   66.116359%
          -------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                     4,439,357.17
                                          Pool B                                     1,124,273.51
                                                                                     ------------
                                                                                                           5,563,630.68

           Residual Interest - Pool A                                                   29,053.78
           Residual Interest - Pool B                                                    4,778.73
           Residual Principal - Pool A                                                  91,097.70
           Residual Principal - Pool B                                                  61,625.04
                                                                                     ------------
                                                                                                             152,722.74
           Ending Residual Principal Balance
                                          Pool A                                     4,348,259.47
                                          Pool B                                     1,062,648.47
                                                                                     ------------
                                                                                                           ------------
                                                                                                           5,410,907.94
                                                                                                           ============


X. PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                  55,639.02
            - Servicer Advances reimbursement                                                                436,230.68
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                196,974.07
                                                                                                           ------------
           Total amounts due to Servicer                                                                     688,843.77
                                                                                                           ============

                  DVI BUSINESS TRUST 1998-2
                       SERVICER REPORT
             FOR THE PAYMENT DATE MARCH 13, 2000



XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  118,388,204.35

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 2,429,272.04

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 ending of the related Collection Period                                                             --------------
                                                                                                                     115,958,932.31
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                            2,332,537.48

          - Principal portion of Prepayment Amounts                                                    96,734.56

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                   0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    2,429,272.04
                                                                                                    ============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   29,982,509.40

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 1,643,334.43

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                     --------------
                                                                                                                      28,339,174.97
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                            1,289,158.39

          - Principal portion of Prepayment Amounts                                                   354,176.04

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                   0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    1,643,334.43
                                                                                                    ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    144,298,107.28
                                                                                                                     ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
            POOL A                                                                                           Predecessor
                                                                     Discounted           Predecessor        Discounted
            Lease #                Lessee Name                       Present Value        Lease #            Present Value
            -----------------------------------------------          -------------        -----------        -------------
                                   NONE











                                                                     -------------                           -------------
                                                             Totals:         $0.00                                   $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                              $161,410,790.25
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                           $0.00



CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                    ---    ----





            POOL B                                                                                           Predecessor
                                                                     Discounted           Predecessor        Discounted
            Lease #                Lessee Name                       Present Value        Lease #            Present Value
            -----------------------------------------------          -------------        -----------        -------------
                                   NONE






                                                                     -------------                           -------------
                                                             Totals:         $0.00                                   $0.00


            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
                  CONTRACTS                                                                                          $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                               $56,843,333.29
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
                  UNLESS RATING AGENCY APPROVES)                                                                      0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
                (>180 DAYS), THE SERVICER HAS FAILED
            TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                           $0.00



CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES                  NO   X
                                                    ------               ------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE MARCH 13, 2000



XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

             POOL A - NON-PERFORMING                                                                      Predecessor
                                                              Discounted               Predecessor        Discounted
             Lease #   Lessee Name                            Present Value            Lease #            Present Value
             ---------------------------------------          -------------            -----------        -------------
             1097-507  ADVANCED HEALTHCARE RESOURCES            $159,644.40            1778-001              $48,984.23
             1238-501  WILLIAM F SKINNER, M.D.                  $174,282.67            1777-001             $325,671.26
             1505-005  NYDIC MEDICAL VENTURES VII, LLC          $171,682.66            1855-001             $153,223.12
             2488-001  HYDRO-TOUCH INC.                         $110,973.88            1949-001              $94,307.11
                       CASH                                       $5,602.11






                                                              -------------                               -------------
                                                    Totals:     $622,185.72                                 $622,185.72

             a) DISCOUNTED CONTRACT BALANCES OF ALL
                   NON-PERFORMING CONTRACTS                                                                  622,185.72
             b) ADCB OF POOL A AT CLOSING DATE                                                          $161,410,790.25
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                       $622,185.72
b)  Total discounted Contract Balance of Substitute Receivables                        $616,583.61
c)  If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement Section 7.02                               $5,602.11


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                   YES    X              NO
                                                   --------              --


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                      Predecessor
                                                              Discounted               Predecessor        Discounted
       Lease #          Lessee Name                           Present Value            Lease #            Present Value
       ---------------------------------------------          -------------            -----------        -------------
                        None









                                                              -------------                               -------------
                                                    Totals:           $0.00                                       $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                 $56,843,333.29
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
       (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
       OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                 $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                        YES           NO   X
                                                       -----          --------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE MARCH 13, 2000

XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
   This Month                                3,611,109.98             This Month                   144,298,107.28
   1 Month Prior                             3,793,676.42             1 Month Prior                148,370,713.75
   2 Months Prior                            1,885,271.11             2 Months Prior               152,927,394.48

   Total                                     9,290,057.51             Total                        445,596,215.51

   a) 3 MONTH AVERAGE                        3,096,685.84             b) 3 MONTH AVERAGE           148,532,071.84

   c) a/b                                           2.08%




2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                       Yes               No    X
                                                                                           -------          -------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                               Yes               No    X
                                                                                           -------          -------
   B. An Indenture Event of Default has occurred and is then continuing?               Yes               No    X
                                                                                           -------          -------

4. Has a Servicer Event of Default occurred?                                           Yes               No    X
                                                                                           -------          -------


5. Amortization Event Check

   A. Is 1c >8% ?                                                                      Yes               No    X
                                                                                           -------          -------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                            Yes               No    X
                                                                                           -------          -------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?             Yes               No    X
                                                                                           -------          -------



6.  Aggregate Discounted Contract Balance at Closing Date                              Balance           $ 218,254,123.54
                                                                                                         ----------------



    DELINQUENT LEASE SUMMARY

         Days Past Due         Current Pool Balance             # Leases
               31 - 60                 2,265,870.73
               61 - 90                 3,746,707.07
              91 - 180                 3,611,109.98



Approved By:
Lisa J. Cruikshank
Vice President